EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of OCM HoldCo, LLC (the “Company”) on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), I, Stephen A. Kaplan, a Manager of the Company, do hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of §13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2013	By:	/s/ Stephen A. Kaplan
Stephen A. Kaplan
Manager